Exhibit 10.1

                          EXECUTION COPY

                    AMENDMENT dated as of August 31, 2001 to the Credit Agreement dated as of December 12, 1997, as amended and restated as of November 17, 1998, as amended as of January 20, 1999, as amended as of August 11, 2000 and as amended as of April 16, 2001 (the "Credit Agreement"), among FREEPORT-McMoRan SULPHUR LLC, a Delaware limited liability company (the "Borrower"); McMoRan EXPLORATION CO., a Delaware corporation, as guarantor (in such capacity, the "Guarantor"); the several lenders from time to time party thereto (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as documentary agent for the Lenders (in such capacity, the "Documentary Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent"; the Administrative Agent, the Documentary Agent and the Collateral Agent being, collectively, the "Agents") and HIBERNIA NATIONAL BANK, a national banking association ("Hibernia"), as co-agent for the Lenders (the "Co-Agent").


          WHEREAS, the Borrower and the Guarantor have requested that the Lenders approve amendments to certain provisions of the Credit Agreement;

          WHEREAS the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to amend such provisions; and

          WHEREAS capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1.  Amendments.  Effective as of the August
2001 Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

          (a)  The following definitions are added to Section
1.01 in their appropriate alphabetical position:

               "August 2001 Amendment" means the Amendment to this Agreement dated as of August 31, 2001.

               "August 2001 Amendment Effective Date" is defined in Section 3 of the August 2001 Amendment.

               "Main Pass Oil Operations" means the businesses and operations of the Borrower relating to the hydrocarbon leasehold interests of the Borrower in the Main Pass Block
     299 Field."

          (b) Each of the following definitions in Section 1.01 is amended and restated in its entirety as follows:

               "Loan Documents" means the January 1999 Amendment, the August 2000 Amendment, the April 2001 Amendment, the August 2001 Amendment, the Credit Agreement, the Security Documents and all other agreements, certificates and instruments now or hereafter entered into in connection therewith or in furtherance thereof, in each case as amended and modified from time to time.

               "Maturity Date" means the earlier of (i) the consummation by the Borrower of the disposition of its sulphur transportation and terminaling business to a joint venture between the Borrower and Savage Industries Inc. and
     (ii) October 31, 2001.

          (c) Sections 5.01(p) and (q) are inserted in their entirety as follows:

               "(p) Sale of Main Pass Oil Operations. In the event that any amount shall be due and payable under this Agreement on October 31, 2001 and such amounts shall not be paid in full on such date, the Borrower shall sell to MOXY the Main Pass Oil Operations owned by it no later than October 31, 2001. The Net Proceeds of such sale shall be used to repay outstanding Loans and other amounts due and payable under this Agreement. The Borrower agrees that the purchase price of the Main Pass Oil Operations shall reflect fair market value and shall be determined by reference to an updated reserve calculation by Ryder Scott Company or another independent firm approved by the Administrative Agent and the Co-Agent using oil and gas price assumptions agreed upon by the Borrower, the Agent and the Co-Agent.
     The Borrower agrees to initiate such updated calculations no later than October 1, 2001 if any amounts will be outstanding under the credit agreement on October 1, 2001.

               (q) Retainment of a Consultant. The Borrower and the Guarantor will from time to time upon the request of the Agent permit consultants retained by the Agent to conduct evaluations and appraisals of the sulphur and oil and gas operations and assets of McMoRan Exploration Co. and its subsidiaries. The retainment of such consultants will be subject to reasonable and customary terms and conditions, and the Borrower and the Guarantor will use reasonable best efforts to cooperate with the consultants. Amendment or waiver of this provision will require the approval and consent of 100% of the Lenders."

         (d) The first sentence of Section 10.04(a) is amended and restated in its entirety as follows:

              "The Borrower agrees to pay all out-of-pocket expenses reasonably incurred by the Agents in connection with the preparation and administration of this Agreement and the other Loan Documents (including reasonable fees and disbursements of any consultants retained pursuant to Section 5.01(q)) or with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or reasonably incurred by the Agents or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents or with the Loans made hereunder (whether through negotiations, legal proceedings or otherwise), including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore, special counsel for the Agents, and, in connection with such enforcement or protection, the reasonable fees and disbursements of other counsel for any Lender."

         SECTION 2. Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of the Borrower or the Guarantor, as applicable set forth in the Loan Documents are true and correct in all material respects on and as of the date of this August 2001 Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default or Event of Default has occurred and is continuing.

         SECTION 3. Effectiveness. This August 2001 Amendment shall become effective as of the first date (the "August 2001
Amendment Effective Date") when the following conditions are satisfied:

              (a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of each of the Borrower, the Guarantor and each of the Lenders;

              (b) The Administrative Agent shall have received, on behalf of themselves and the Lenders, a favorable written opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel for the Guarantor and the Borrower, in a form satisfactory to the Administrative Agent and counsel to the Administrative Agent, in each case
     (A) dated the August 2001 Amendment Effective Date, (B) addressed to the Agents and the Lenders, and (C) covering such matters relating to the Loan Documents, and the transactions contemplated thereby, as the Administrative Agent shall reasonably request, and each of the Guarantor and the Borrower hereby instructs such counsel to deliver such opinions.

              (c) All legal matters incident to this August 2001 Amendment, the borrowings and extensions of credit under the Credit Agreement or the other Loan Documents shall be satisfactory to the Administrative Agent and counsel to the Administrative Agent.

              (d)  The Administrative Agent shall have received
     (i) a copy of the articles of organization, including all amendments thereto, of the Borrower and the certificate of incorporation, including all amendments thereto, of the Guarantor, each certified as of a recent date by the Secretary or Assistant Secretary of the Borrower and the Guarantor, and a long-form good standing certificate of each of the Borrower and the Guarantor as of a recent date, from the Secretary of State of the state of its organization; (ii) a certificate of the Secretary or Assistant Secretary of each of the Borrower and the Guarantor dated the August 2001 Amendment Effective Date and certifying (A) in the case of the Guarantor, that attached thereto is a true and complete copy of the by-laws of the Guarantor as in effect on the August 2001 Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below and, in the case of the Borrower, that attached thereto is a true and complete copy of the operating agreement of the Borrower as in effect on the August 2001 Amendment Effective Date and at all times since a date prior to the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Guarantor, individually and in its capacity as the sole member of the Borrower, authorizing the execution, delivery and performance of the August 2001 Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that neither the certificate of incorporation and by-laws of the Guarantor nor the articles of organization and the operating agreement of the Borrower have been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above or date of the certificate furnished pursuant to clause (i) above, as applicable, and (D) as to the incumbency and specimen signature of each officer executing the August 2001 Amendment or any other document delivered in connection herewith on behalf of the Borrower and the Guarantor; (iii) a certificate of a Responsible Officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Administrative Agent or its counsel may reasonably request.

              (e) The Agents shall have received a certificate, dated the August 2001 Amendment Effective Date and signed by a Responsible Officer of the Guarantor, confirming compliance with the conditions precedent set forth in paragraphs (i) and (iii) of Section 6.01 of the Credit Agreement, as amended by this Amendment.

              (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the August 2001 Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, such expenses to include the legal fees of Cravath, Swaine & Moore, counsel to the Agents.

         SECTION 4.  Applicable Law.  THIS AUGUST 2001 AMENDMENT
SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF
THE STATE OF NEW YORK.

         SECTION 5. No Other Amendments. Except as expressly set forth herein, this August 2001 Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any Loan Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This August 2001 Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

         SECTION 6. Counterparts. This August 2001 Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this August 2001 Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this August 2001 Amendment.

         SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this August 2001 Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this August 2001 Amendment.


          IN WITNESS WHEREOF, the Borrower, the Guarantor and the undersigned Lenders have caused this August 2001
Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                        FREEPORT-McMoRan SULPHUR LLC,


                        by

                            Name:
                            Title:

                             McMoRan EXPLORATION CO., as
                         Guarantor,

                        by

                            Name:
                            Title:


THE CHASE MANHATTAN BANK, individually
and as Administrative Agent, Documentary Agent and
Collateral Agent,

                        by


                             Name:
                             Title:






                             HIBERNIA NATIONAL BANK,

                             by


                                 Name:
                                 Title:





                              BANK OF MONTREAL,

                             by


                                 Name:
                                 Title:




                             THE BANK OF NOVA SCOTIA,

                             by

                                 Name:
                                 Title:




                             THE BANK OF TOYKO-MITSUBISHI, LTD., HOUSTON AGENCY,

                             by

                                 Name:
                                 Title:




                             BANK ONE, NA (f/k/a Bank One Louisiana, NA)

                             by

                                 Name:
                                 Title:




                             THE FUJI BANK, LIMITED,

                             by

                                 Name:
                                 Title:



                             MELLON BANK, N.A.,

                             by


                                 Name:
                                 Title: